NEWS RELEASE

Media Contact:                               Investor Contact:
Gia L. Oei, 603-929-2489                     Mark J. Connor, 973-515-1989
E-mail: Gia.Oei@LatonaAssociates.com         E-mail: MConnor@gentek-global.com




              GENTEK REPORTS FOURTH-QUARTER AND FULL-YEAR RESULTS


PARSIPPANY, N.J., March 30, 2004-- GenTek Inc. (OTC Bulletin Board: GETI) today announced results for the fourth quarter and full year of 2003. GenTek emerged from bankruptcy on Nov. 10, 2003, with a significantly reduced debt load, reflecting a decrease in its total debt from approximately $950 million prior to filing for Chapter 11 protection in October 2002 to $264 million as of Dec. 31, 2003.

         GenTek is reporting results for the period from Jan. 1, 2003, through its emergence date of Nov. 10, 2003 ("Predecessor period"), as well as for the period from Nov. 11, 2003, through Dec. 31, 2003 ("Successor period"). During the Predecessor period, GenTek had revenues of $956.9 million, net income of $494.4 million and earnings per share on a diluted basis of $19.34. During the Successor period, GenTek had revenues of $142.2 million, net income of $1.1 million and earnings per share on a diluted basis of 11 cents on 10 million shares outstanding. For all of 2002, GenTek recorded revenues of $1,128.5 million and posted a net loss of $360.6 million, or a loss of $14.13 per share, after the impact of a tax-effected loss of $161.1 million due to the cumulative effect of a change in accounting principle. The results for 2003 and 2002 are presented in further detail on Schedule 1.

PRO FORMA RESULTS

         To facilitate the comparison of 2003 results against prior and future periods, GenTek has presented 2003 fourth-quarter and full-year results, as well as results for the comparable prior-year periods, on a pro forma basis, as if the company had emerged from bankruptcy at the beginning of such periods. These pro forma results are based upon certain key assumptions that are material to the presentation of such results. In particular, the pro forma results assume a 40 percent normalized effective tax rate, which may ultimately be materially different from GenTek's future effective tax rate. While management believes that this presentation of pro forma results may be useful, we caution investors not to rely solely on such results in making investment decisions. Pro forma results for the fourth quarter and full year of 2003, as well as for the comparable prior-year periods, are summarized in the attached
Schedule 2 and all pro forma adjustments are detailed in Schedules 3 through 6.

         For the fourth quarter of 2003, GenTek posted pro forma revenues of $277.1 million compared with $269.4 million in the corresponding quarter of 2002. For the fourth quarter of 2003, GenTek recorded pro forma operating profit of $21.2 million versus $8.8 million in the fourth quarter of 2002. The company recorded fourth-quarter pro forma net income of $11.2 million, or $1.12 per diluted share, compared with pro forma net income of $3.5 million, or 35 cents per diluted share, for the corresponding period of 2002.

         The company's fourth-quarter performance was favorably impacted by restructuring initiatives implemented in 2002 as well as improved performance in the company's communications segment.

         "We took aggressive action to reduce costs prior to filing Chapter 11, reducing headcount by 40 percent from its peak level in December 2001 and closing or consolidating 19 facilities," said Richard R. Russell, GenTek's president and CEO. "The positive effect of these actions is substantially reflected in the fourth-quarter results."

         For all of 2003, GenTek had pro forma revenues of $1,099.1 million compared with revenues of $1,128.5 million in 2002. For full-year 2003, GenTek recorded pro forma operating profit of $35.4 million versus a pro forma operating loss of $25.1 million in 2002, and recorded pro forma net income of $13.2 million, or $1.32 per diluted share, compared with a pro forma net loss of $24.7 million (before a tax-effected loss of $161.1 million due to the cumulative effect of a change in accounting principle), or a loss of $2.47 per share, for 2002. Full-year 2002 pro forma net income, after the effect of the change in accounting principle, reflected a loss of $185.8 million, or a loss of $18.58 per share.

ADJUSTED PRO FORMA RESULTS

         For further comparison against prior and future periods, GenTek has also presented 2003 fourth-quarter and full-year results, as well as results for the comparable prior-year periods, on an adjusted pro forma basis. The adjusted pro forma results reflect removing the impact of any restructuring, impairment, reorganization and other one-time items. These adjustments are detailed on Schedules 7 and 8. In addition, the company has presented adjusted earnings before interest, taxes, depreciation and amortization (adjusted EBITDA) as a measure of operating results. GenTek has presented adjusted EBITDA to enhance the reader's understanding of operating results, as it is a measure commonly used to value businesses by investors and lenders. Adjusted EBITDA is a non-GAAP measure, and as such, a reconciliation of adjusted EBITDA to pro forma net income is provided in Schedule 9.

         During the fourth quarter of 2003, adjusted EBITDA was $35.1 million compared with $25.3 million in the fourth quarter of 2002. On an adjusted pro forma basis, the company posted fourth-quarter 2003 net income of $12.5 million, or $1.25 per diluted share, compared with $5.7 million, or 57 cents per diluted share, for the same period in 2002.

         For all of 2003, adjusted EBITDA was $111.9 million compared with adjusted EBITDA of $108.6 million in 2002. The company posted 2003 adjusted pro forma net income of $30.3 million, or $3.03 per diluted share, compared with $27.1 million, or $2.71 per diluted share, for the prior year (before a tax-effected loss of $161.1 due to the cumulative effect of a change in accounting principle). Full-year 2002 adjusted pro forma net income after the effect of the accounting change was a loss of $134.1 million, or a loss of $13.41 per share.

         "With our debt load now at a manageable level and in light of our recently announced agreement to sell our KRONE communications business, we will now concentrate on growing and improving our core businesses within the performance products and manufacturing segments," Russell said. "We will continue to sharpen our focus, with a view toward building sustainable value for our shareholders."

ABOUT GENTEK INC.

GenTek Inc. is a manufacturer of industrial components, performance chemicals and telecommunications products. Additional information about the company is available on GenTek's Web site at www.gentek-global.com.


NON-GAAP FINANCIAL MEASURES

This release contains non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission. Included in this release are reconciliations of the differences between these non-GAAP financial measures and the most directly comparable financial measures calculated in accordance with GAAP.

FORWARD-LOOKING STATEMENTS

This press release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Certain statements, other than statements of historical facts, included herein may constitute forward-looking statements. We have based these forward-looking statements on our current expectations and projections about future events. Although we believe that our assumptions made in connection with the forward-looking statements are reasonable, there can be no assurances that these assumptions and expectations will prove to have been correct. Important factors that could cause actual results to differ from these expectations include, among others, the assumed tax rate used in calculations may be different than the future effective tax rate applicable to the Company; the impact of fresh start accounting; our ability to complete the proposed transaction with ADC involving the KRONE communications business and related transaction matters; the impact of our reorganization under Chapter 11; our ability to fund and execute our business plan; potential adverse developments with respect to our liquidity or results of operations; our outstanding indebtedness and leverage; the impact of the restrictions imposed by our indebtedness; the high degree of competition in certain of our businesses, and the potential for new competitors to enter into those businesses; continued or increased price pressure in our markets; customers and suppliers seeking contractual and credit terms less favorable to us; our ability to maintain customers and suppliers that are important to our operations; our ability to attract and retain new customers; the impact of possible substantial future cash funding requirements for our pension plans, particularly if investment returns on pension assets are lower than assumed; the extent to which we undertake dispositions and new acquisitions or enter into strategic joint ventures or partnerships and their implementation; the impact of any possible failure to achieve targeted cost reductions; increases in the cost of raw materials, including energy and other inputs used to make our products; our ability to attract, retain and compensate key executives and employees; future modifications to existing laws and regulations affecting the environment, health and safety; discovery of unknown contingent liabilities, including environmental contamination at our facilities; suppliers' delays or inability to deliver key raw materials; breakdowns or closures of our or certain of our customers' plants or facilities; inability to obtain sufficient insurance coverage or the terms thereof; domestic and international economic conditions, fluctuations in interest rates and in foreign currency exchange rates; the cyclical nature of certain of our businesses and markets; the potential that actual results may differ from the estimates and assumptions used by management in the preparation of the consolidated financial statements; the impact of "fresh start" accounting on our financial statements; future technological advances which may affect our existing product lines; and other risks detailed from time to time in our SEC reports. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this press release might not occur.

                                                                    Schedule 1

                                                        GenTek Inc.
                                           Consolidated Statement of Operations
                                          (In Millions except per share amounts)
                                                        (Unaudited)

                                                       Successor                           Predecessor
                                                      ------------     -----------------------------------------------------
                                                        Nov. 11          Oct. 1        Jan. 1      Three Months     Year
                                                        Through         Through       Through        Ended         Ended
                                                       Dec. 31,         Nov. 10,      Nov. 10,      Dec. 31,      Dec. 31,
                                                         2003             2003          2003          2002          2002
                                                      ------------     -----------   -----------   -----------   -----------

Revenues                                                 $  142.2        $  134.9      $  956.9      $  269.4      $1,128.5

Cost of Sales                                               110.5           101.6         758.2         217.3         899.2

Selling, general and administrative expense                  25.3            20.4         143.8          38.4         176.2

Restructuring and impairment charges                          1.0             1.1          28.8           4.9          78.2
                                                      ------------     -----------   -----------   -----------   -----------

  Operating profit (loss)                                     5.3            11.9          26.1           8.8         (25.1)

Interest expense, net                                         2.5             0.0           0.7           2.5          58.0

Reorganization items                                            -          (466.2)       (411.8)         11.6          11.6

Other (income) expense, net                                  (0.1)           (1.8)         (3.9)         (1.3)         (1.8)
                                                      ------------     -----------   -----------   -----------   -----------

  Income (loss) before income taxes and cumulative
  effect of a change in accounting principle                  3.0           479.8         441.1          (4.0)        (92.9)

Income tax provision (benefit)                                1.9           (58.0)        (53.3)        (11.7)        106.6
                                                      ------------     -----------   -----------   -----------   -----------

  Income (loss) before cumulative effect of a change
  in accounting principle                                     1.1           537.9         494.4           7.7        (199.5)

Cumulative effect of a change in accounting
principle (net of a tax benefit of $39.8)                       -               -             -             -        (161.1)
                                                      ------------     -----------   -----------   -----------   -----------

  Net income (loss)                                       $   1.1        $  537.9      $  494.4       $   7.7      $ (360.6)
                                                      ============     ===========   ===========   ===========   ===========


Weighted average common shares                               10.0            25.6          25.6          25.5          25.5
Weighted average common and equivalent shares                10.0            25.6          25.6          25.5          25.5

Earnings (loss) per share before cumulative effect:
of a change in accounting principle
  Basic                                                   $  0.11        $  21.04      $  19.34       $  0.30      $  (7.82)
  Diluted                                                 $  0.11        $  21.04      $  19.34       $  0.30      $  (7.82)

Earnings (loss) per share:
  Basic                                                   $  0.11        $  21.04      $  19.34       $  0.30      $ (14.13)
  Diluted                                                 $  0.11        $  21.04      $  19.34       $  0.30      $ (14.13)

                                                                    Schedule 2

                                                   GenTek Inc.
                                 Pro Forma Consolidated Statement of Operations
                                     (In Millions except per share amounts)
                                                   (Unaudited)



                                                                     Three Months Ended          Year Ended
                                                                        December 31,            December 31,
                                                           ----------------------------------------------------------------
                                                             2003    (a)   2002    (b)     2003     (c)  2002     (d)
                                                           ----------   -----------     ------------  ------------

Revenues                                                      $277.1        $269.4      $ 1,099.1     $ 1,128.5

Cost of Sales                                                  208.1         217.3          864.7         899.2

Selling, general and administrative expense                     45.7          38.4          169.1         176.2

Restructuring and impairment charges                             2.1           4.9           29.9          78.2
                                                           ----------   -----------     ----------    ----------

  Operating profit (loss)                                       21.2           8.8           35.4         (25.1)

Interest expense, net                                            4.4           4.3           17.4          17.8

Reorganization items                                               -             -              -             -

Other (income) expense, net                                     (1.9)         (1.3)          (4.0)         (1.8)
                                                           ----------   -----------     ----------    ----------

  Income (loss) before income taxes and cumulative effect
  of a change in accounting principle                           18.7           5.8           22.1         (41.1)

Income tax provision (benefit)                                   7.5           2.3            8.8         (16.4)
                                                           ----------   -----------     ----------    ----------

  Income (loss) before cumulative effect of a change in
  accounting principle                                          11.2           3.5           13.2         (24.7)

Cumulative effect of a change in accounting principle
(net of a tax benefit of $39.8)                                    -             -              -        (161.1)
                                                           ----------   -----------     ----------    ----------

  Net income (loss)                                          $  11.2        $  3.5        $  13.2     $  (185.8)
                                                           ==========   ===========     ==========    ==========


Weighted average common shares                                  10.0          10.0           10.0          10.0
Weighted average common and equivalent shares                   10.0          10.0           10.0          10.0

Earnings (loss) per share before cumulative effect:
of a change in accounting principle
  Basic                                                       $ 1.12        $ 0.35        $  1.32      $  (2.47)
  Diluted                                                     $ 1.12        $ 0.35        $  1.32      $  (2.47)

Earnings (loss) per share:
  Basic                                                       $ 1.12        $ 0.35        $  1.32      $ (18.58)
  Diluted                                                     $ 1.12        $ 0.35        $  1.32      $ (18.58)



(a) See Schedule 3 for pro forma adjustments for the fourth-quarter of 2003.
(b) See Schedule 4 for pro forma adjustments for the fourth-quarter of 2002.
(c) See Schedule 5 for pro forma adjustments for the year ended December 31, 2003.
(d) See Schedule 6 for pro forma adjustments for the year ended December 31, 2002.

                                                                    Schedule 3

                                                       GenTek Inc.
                                      Pro Forma Consolidated Statement of Operations
                                          (In Millions except per share amounts)
                                                       (Unaudited)

                                                              Successor       Predecessor
                                                             As Reported      As Reported                      Pro Forma
                                                               Nov. 11          Oct. 1                       Three Months
                                                               Through          Through                          Ended
                                                               Dec. 31         Nov. 10,        Pro Forma        Dec. 31
                                                                 2003            2003          Adjustments       2003
                                                             --------------------------------------------------------------

Revenues                                                         $  142.2         $  134.9                        $  277.1

Cost of Sales                                                       110.5            101.6           (4.0) (a)       208.1

Selling, general and administrative expense                          25.3             20.4                            45.7

Restructuring and impairment charges                                  1.0              1.1                             2.1
                                                                 --------         --------                        --------
  Operating profit (loss)                                             5.3             11.9            4.0             21.2

Interest expense, net                                                 2.5              0.0            1.8 (b)          4.4

Reorganization items                                                    -           (466.2)         466.2 (c)            -

Other (income) expense, net                                          (0.1)            (1.8)                           (1.9)
                                                                 --------         --------                        --------

  Income (loss) before income taxes                                   3.0            479.8         (464.1)            18.7

Income tax provision (benefit)                                        1.9            (58.0)          63.7  (d)         7.5
                                                                 --------         --------        -------         --------

  Net income (loss)                                              $    1.1         $  537.9      $  (527.7)        $   11.2
                                                                 ========         ========        =======         ========


Weighted average common shares                                       10.0                                             10.0
Weighted average common and equivalent shares                        10.0                                             10.0

Earnings (loss) per share:
  Basic                                                          $   0.11                                         $   1.12
  Diluted                                                        $   0.11                                         $   1.12



(a) Reflects sale of finished goods inventory carried at fair value rather than manufactured cost as a result of fresh start accounting.

(b) Adjusted to include additional interest, commitment and Letter of Credit fees and amortization of financing costs for the period through Nov. 10, 2003.  Adjusted to exclude interest and fees on pre-petition bonds and credit facilities.  Domestic interest income adjusted to reflect lower cash balances.

(c) Eliminate reorganization charges.

(d) Adjusted the income tax provision using assumed effective tax rate of 40%.  GenTek's future effective tax rate may be materially different than this assumed rate.

                                                                    Schedule 4

                                                        GenTek Inc.
                                      Pro Forma Consolidated Statement of Operations
                                          (In Millions except per share amounts)
                                                        (Unaudited)

                                                                        Predecessor
                                                                        As Reported                            Pro Forma
                                                                        Three Months                         Three Months
                                                                           Ended                                 Ended
                                                                          Dec. 31          Pro Forma            Dec. 31
                                                                            2002           Adjustments           2002
                                                                       -----------------------------------------------------

Revenues                                                                     $  269.4                              $  269.4

Cost of Sales                                                                   217.3                                 217.3

Selling, general and administrative expense                                      38.4                                  38.4

Restructuring and impairment charges                                              4.9                                   4.9
                                                                             --------                              --------
  Operating profit (loss)                                                         8.8                  -                8.8

Interest expense, net                                                             2.5                1.8 (a)            4.3

Reorganization items                                                             11.6             (11.6) (b)              -

Other (income) expense, net                                                     (1.3)                                 (1.3)
                                                                             --------                              --------

  Income (loss) before income taxes                                             (4.0)                9.8                5.8

Income tax provision (benefit)                                                 (11.7)              14.0  (c)           2.3
                                                                             --------          --------            --------

  Net income (loss)                                                         $    7.7           $   (4.2)          $    3.5
                                                                             ========          ========            ========


Weighted average common shares                                                   10.0                                  10.0
Weighted average common and equivalent shares                                    10.0                                  10.0

Earnings (loss) per share:
  Basic                                                                      $   0.77                              $   0.35
  Diluted                                                                    $   0.77                              $   0.35



(a) Adjusted to include additional interest, commitment and Letter of Credit fees and amortization of financing costs for the period. Adjusted to exclude interest and fees on pre-petition bonds and credit facilities.
Domestic interest income adjusted to reflect lower cash balances.

(b) Eliminate reorganization charges.

(c) Adjusted the income tax provision using assumed effective tax rate of 40%.  GenTek's future effective tax rate may be materially different than this assumed rate.

                                                                    Schedule 5

                                                       GenTek Inc.
                                      Pro Forma Consolidated Statement of Operations
                                          (In Millions except per share amounts)
                                                       (Unaudited)

                                                              Successor       Predecessor
                                                             As Reported      As Reported                      Pro Forma
                                                               Nov. 11          Jan. 1                           Year
                                                               Through          Through                          Ended
                                                               Dec. 31         Nov. 10,        Pro Forma        Dec. 31
                                                                 2003            2003          Adjustments       2003
                                                             --------------------------------------------------------------

Revenues                                                         $  142.2         $  956.9                       $ 1,099.1

Cost of Sales                                                       110.5            758.2           (4.0) (a)       864.7

Selling, general and administrative expense                          25.3            143.8                           169.1

Restructuring and impairment charges                                  1.0             28.8                            29.9
                                                                 --------         --------                        --------

  Operating profit (loss)                                             5.3             26.1            4.0             35.4

Interest expense, net                                                 2.5              0.7           14.2 (b)         17.4

Reorganization items                                                    -           (411.8)         411.8 (c)            -

Other (income) expense, net                                          (0.1)            (3.9)                           (4.0)
                                                                 --------         --------                        --------

  Income (loss) before income taxes                                   3.0            441.1         (422.0)            22.1

Income tax provision (benefit)                                        1.9            (53.3)          60.2  (d)         8.8
                                                                 --------         --------       --------         --------

  Net income (loss)                                              $    1.1         $  494.4      $  (482.3)       $    13.2
                                                                 ========         ========       ========         ========


Weighted average common shares                                       10.0                                             10.0
Weighted average common and equivalent shares                        10.0                                             10.0

Earnings (loss) per share:
  Basic                                                          $   0.11                                        $    1.32
  Diluted                                                        $   0.11                                        $    1.32



(a) Reflects sale of finished goods inventory carried at fair value rather than manufactured cost as a result of fresh start accounting.

(b) Adjusted to include additional interest, commitment and Letter of Credit fees and amortization of financing costs for the period through Nov. 10, 2003.  Adjusted to exclude interest and fees on pre-petition bonds and credit facilities.
Domestic interest income adjusted to reflect lower cash balances.

(c) Eliminate reorganization charges.

(d) Adjusted the income tax provision using assumed effective tax rate of 40%.  GenTek's future effective tax rate may be materially different than this assumed rate.

                                                                    Schedule 6

                                               GenTek Inc.
                              Pro Forma Consolidated Statement of Operations
                                  (In Millions except per share amounts)
                                               (Unaudited)

                                                             Predecessor
                                                             As Reported                       Pro Forma
                                                                 Year                            Year
                                                                Ended                            Ended
                                                               Dec. 31        Pro Forma         Dec. 31
                                                                 2002          Adjustments       2002
                                                             ----------------------------------------------

Revenues                                                        $ 1,128.5                        $ 1,128.5

Cost of Sales                                                       899.2                            899.2

Selling, general and administrative expense                         176.2                            176.2

Restructuring and impairment charges                                 78.2                             78.2
                                                                 --------                         --------

  Operating profit (loss)                                           (25.1)                -          (25.1)

Interest expense, net                                                58.0           (40.2) (a)        17.8

Reorganization items                                                 11.6           (11.6) (b)           -

Other (income) expense, net                                          (1.8)                            (1.8)
                                                                 --------                         --------

  Income (loss) before income taxes and cumulative effect of
  a change in accounting principle                                  (92.9)           51.8            (41.1)

Income tax provision (benefit)                                      106.6          (123.0) (c)       (16.4)
                                                                 --------        --------         --------

  Income (loss) before cumulative effect of a change in
  accounting principle                                             (199.5)          174.9            (24.7)

Cumulative effect of a change in accounting principle (net
of a tax benefit of $39.8)                                         (161.1)              -           (161.1)
                                                                 --------        --------         --------

  Net income (loss)                                            $   (360.6)       $  174.9       $   (185.8)
                                                                 ========        ========         ========


Weighted average common shares                                       10.0                             10.0
Weighted average common and equivalent shares                        10.0                             10.0

Earnings (loss) per share before cumulative effect:
of a change in accounting principle
  Basic                                                        $   (19.95)                        $  (2.47)
  Diluted                                                      $   (19.95)                        $  (2.47)

Earnings (loss) per share:
  Basic                                                        $   (36.06)                       $  (18.58)
  Diluted                                                      $   (36.06)                       $  (18.58)



(a) Adjusted to include additional interest, commitment and Letter of Credit fees and amortization of financing costs for the period. Adjusted to exclude interest and fees on pre-petition bonds and credit facilities.
Domestic interest income adjusted to reflect lower cash balances.

(b) Eliminate reorganization charges.

(c) Adjusted the income tax provision using assumed effective tax rate of 40%.  GenTek's future effective tax rate may be materially different than this assumed rate.

                                                                    Schedule 7

                                                 GenTek Inc.
              Fourth Quarter Reconciliation of Pro Forma Results to Adjusted Pro Forma Results
                                   (In Millions except per share amounts)
                                                 (Unaudited)


                                                                        Fourth Quarter - 2003
                                                         -----------------------------------------------------
                                                                                                 Adjusted
                                                           Pro Forma         Adjustments         Pro Forma
                                                         -----------------------------------------------------

Revenues                                                        $ 277.1             $    -           $  277.1

Operating profit (loss)                                            21.2                2.1 (a)           23.3

Income Taxes                                                        7.5                0.8 (b)            8.3

Net Income                                                         11.2                1.3               12.5

Diluted EPS                                                     $  1.12           $   0.13           $   1.25



(a) Reflects restructuring charges.

(b) Adjusted the income tax provision using assumed effective tax rate of 40%.  GenTek's future effective tax rate may be materially different than this assumed rate.


                                                                        Fourth Quarter - 2002
                                                         -----------------------------------------------------
                                                                                                 Adjusted
                                                           Pro Forma         Adjustments         Pro Forma
                                                         -----------------------------------------------------

Revenues                                                        $ 269.4             $    -           $  269.4

Operating profit (loss)                                             8.8                3.6 (a)           12.4

Income Taxes                                                        2.3                1.4 (b)            3.8

Net Income                                                          3.5                2.2                5.7

Diluted EPS                                                     $  0.35           $   0.22           $   0.57



(a) Reflects $4.9 million of restructuring charges partially offset by $1.3 million of pre-ch. 11 employee retention adjustment.

(b) Adjusted the income tax provision using assumed effective tax rate of 40%.  GenTek's future effective tax rate may be materially different than this assumed rate.

                                                                    Schedule 8

                                              GenTek Inc.
              Full Year Reconciliation of Pro Forma Results to Adjusted Pro Forma Results
                                 (In Millions except per share amounts)
                                              (Unaudited)


                                                                   Year Ended December 31, 2003
                                                          -----------------------------------------------
                                                                                             Adjusted
                                                           Pro Forma        Adjustments     Pro Forma
                                                          -----------------------------------------------

Revenues                                                      $1,099.1           $    -        $ 1,099.1

Operating profit (loss)                                           35.4             28.5 (a)         63.9

Income Taxes                                                       8.8             11.4 (b)         20.2

Net Income                                                        13.2             17.1             30.3

Diluted EPS                                                    $  1.32         $   1.71         $   3.03



(a) Reflects $5.0 million of restructuring and $24.9 million of impairment charges partially offset by
$1.4 million of gain on recovery from litigation.

(b) Adjusted the income tax provision using assumed effective tax rate of 40%.  GenTek's future effective tax rate may be materially different than this assumed rate.


                                                                   Year Ended December 31, 2002
                                                          -----------------------------------------------
                                                                                             Adjusted
                                                           Pro Forma        Adjustments     Pro Forma
                                                          -----------------------------------------------

Revenues                                                     $ 1,128.5          $      -        $ 1,128.5

Operating profit (loss)                                          (25.1)             86.2 (a)         61.1

Income Taxes                                                     (16.4)             34.5 (b)         18.0

Net Income before cumulative effect of accounting
principle                                                        (24.7)             51.7             27.1

Diluted EPS before cumulative effect of accounting           $   (2.47)         $   5.17        $    2.71
principle

Net Income                                                      (185.8)             51.7           (134.1)

Diluted EPS                                                  $  (18.58)         $   5.17        $  (13.41)


(a) Reflects $13.4 million of restructuring, $64.8 million of impairment charges and $8.0 million of pre-ch. 11 advisory fees and employee retention.

(b) Adjusted the income tax provision using assumed effective tax rate of 40%.  GenTek's future effective tax rate may be materially different than this assumed rate.

                                                                    Schedule 9

                                                       GenTek Inc.
                                Reconciliation of Pro Forma Net Income to Adjusted EBITDA
                                                      (In Millions)
                                                       (Unaudited)

                                                                             Three Months Ended         Year Ended
                                                                                 December 31,           December 31,
                                                                   --------------------------------------------------------
                                                                      2003          2002             2003          2002
                                                                   -----------   -----------      -----------   -----------

Pro forma Net income (loss)                                              11.2           3.5             13.2       (185.8)

Plus: Restructuring and impairment charges                                2.1           4.9             29.9          78.2
Plus: Tax                                                                 7.5           2.3              8.8        (16.4)
Plus: Net Interest                                                        4.4           4.3             17.4          17.8
Plus: Depreciation & amortization (1)                                     9.9          11.5             44.0          45.6
Plus: Cumulative effect of a change in accounting principle                 -             -                -         161.1
Plus: Pre-Ch. 11 advisory fees and employee retention                       -         (1.3)                -           8.0
Less: Gain on Recovery from Litigation                                      -             -            (1.4)             -
                                                                   -----------   -----------      -----------   -----------

Adjusted EBITDA                                                        $ 35.1        $ 25.3           $111.9        $108.6
                                                                   ===========   ===========      ===========   ===========



(1) Depreciation and amortization excludes amortization of financing costs which are included in interest expense.